Item 1: Report to Shareholders

Institutional Large-Cap Core Growth Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter

T. Rowe Price Institutional Large-Cap Core Growth Fund

Dear Investor

Global stock markets performed well in the first half of 2007. Investors responded favorably to improving corporate earnings driven by strong growth in several key international economies. A slowdown in housing (and the overall U.S. economy), related subprime mortgage woes, and rising energy prices are valid concerns. However, we continue to believe that moderate interest rates, reasonable valuations, and corporate earnings gains are supportive of favorable investment performance, particularly for large-cap growth stocks.

The fund produced strong absolute and relative returns that outperformed the S&P 500, the style-specific Russell 1000 Growth Index, and the Lipper index of large-cap growth funds for the six and the 12 months ended June 30, 2007.

Highlights

• The fund generated good results for the 6- and 12-month periods ended June 30, 2007, that outperformed its benchmarks.

• Our holdings in the information technology, energy, and consumer discretionary sectors were the portfolio’s best contributors for the past six months.

• Ultimately, corporate earnings, interest rates (inflation), and valuation will be the primary determinants of stock performance.

• We think high-quality, consistent-growth companies appear attractive, and we believe a solid case can be made for investing in large-cap growth stocks.

Market Environment

The Federal Reserve’s program of increasing interest rates has been on hold for the past year, and weakness in manufacturing and a continued housing slump have led to some slowing in inflation. However, energy and other commodity prices have risen, in part due to strength in Asian economies. There are also signs that U.S. economic growth may be rebounding from the first-quarter’s anemic pace. Consequently, we think the Fed will be reluctant to lower short-term rates. Additionally, many of the world’s central banks continue to raise rates in response to robust growth in their economies. This also limits the flexibility the Fed has to lower rates in the U.S. This is especially true if the central bank wants to maintain interest rate parity and not contribute to additional dollar weakness.

The market faces issues that could impede further gains. Weakness in the housing market and the inability of some subprime mortgage borrowers to make their mortgage payments has led to a sharp increase in delinquencies and, ultimately, losses for subprime mortgage holders. Because a number of these mortgages have been packaged and sold in various financial instruments such as collateralized debt obligations (CDOs), there is some fear that there will be significant additional losses for investors in these securities. An increase in mortgage losses is certainly noteworthy, and several major CDO holders have already experienced difficulties. We are watching the developments in this area carefully. While we believe that some financial companies, without significant direct exposure to this market, have been incorrectly punished, more serious deterioration in housing and mortgage credit quality is a significant risk for the economy and financial markets.

We believe that corporate earnings, interest rates (inflation), and valuation will continue to be the primary determinants of long-term stock performance. As we noted in our year-end letter, discerning their direction is perhaps more challenging than usual, and the recent strength in energy and other commodities, as well as general economic resilience, argue against the Federal Reserve lowering rates in the near future. However, the strong growth in Asia, Europe, and many international markets augurs well for earnings growth at many multinational companies. Finally, valuation is often underestimated as a determinant of future stock performance. While we recognize that valuation is less supportive given the strong stock market gains over the last year, we believe that valuations are reasonable, particularly for many large-cap, consistent-growth companies.

Portfolio Review

Information technology stocks were the portfolio’s largest first-half contributors. As is frequently the case in investing, a controversial area can subsequently yield good results, particularly if stock selection is sound. Apple continued to generate substantial gains for your fund as it launched several innovative products. While the iPhone appears to have generated the most interest, Apple TV—a product designed to link televisions and computers more effectively—and enhancements to the iPod and Macintosh personal computer are also noteworthy. Google was also a standout performer. The company continued to take market share in Internet search, and it expanded profitably into banner advertising, video and applications software, and security. Juniper Networks recorded good gains thanks to key management changes and the launch of several new products. It has also benefited, along with Cisco Systems, from growing networking infrastructure spending in global markets. Nokia generated robust sales of advanced wireless handsets, as did one of its key suppliers, Texas Instruments. Patience with tech leaders EMC and Intel also paid off. EMC has had tremendous success with its WMware virtual software and storage products, and Intel appears to have reestablished product innovation and cost leadership. Software manufacturers Autodesk, a leading maker of computer-aided drafting applications, and Oracle contributed solid gains. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Energy was the second-largest sector contributor to the portfolio’s six-month results. Our energy analyst has had some keen insights in the services area. He has favored Schlumberger, Smith International, and Baker Hughes, and each has been a major long-term winner. All of these companies are industry leaders and generate strong free cash flow and return on equity. Total and ExxonMobil have also been well managed, and both stocks performed well.

Consumer discretionary is a diverse sector that contained several big gainers for the portfolio. Online retailer Amazon.com was our best contributor for the last six months. Our analyst correctly foresaw that the company’s operating margins would begin to expand just at the time that several new product initiatives were accelerating revenues. Traditional multiline retailers Target and Kohl’s also performed quite well. While retailing stocks have come under pressure recently, we believe these two companies will continue to take market share and grow profitably. As large-cap growth managers, we typically have not had many companies acquired by private capital concerns. However, Harman International (a leader in navigation and entertainment systems for autos and boats) received a purchase offer resulting in solid appreciation.

Although our holdings in the telecommunication services sector are somewhat limited, we had several major winners. America Movil, a dominant provider of wireless telecom services in Latin America, has been a stellar performer for your fund for several years. It has more than 125 million subscribers in 15 countries and generates strong free cash flow. Rogers Communications also produced excellent gains. It is a leading provider of wireless and cable services in Canada, and is enjoying faster subscriber growth than most of its competitors. American Tower was another solid first-half gainer. The company continued to benefit from growth in wireless voice and data communications. It has a very stable, profitable business model and benefits from the price escalators incorporated in its long-term contracts.

Health care was another positive sector worthy of mention. Pharmacy benefits managers continued to generate good earnings and free cash flow growth as mail order and generic drugs proliferate. Medco, Express Scripts, and CVS Caremark, now categorized as a consumer staples holding, were solid first-half performers. While CVS Caremark faces a challenging merger integration, we think highly of the management team and like the core drugstore operation, which is a highly profitable and growing business.

We had a few significant negative performers in the health care sector as well. Biotech giant Amgen was the portfolio’s largest detractor for the six-month period. The company suffered a number of setbacks in its largest class of products, which includes Aranesp, used to help chemotherapy patients battle anemia. The Food and Drug Administration cited concerns regarding the drug’s safety and efficacy. Amgen also experienced some disappointment with a major product in its pipeline (Vectibix for colon cancer). While we think it is possible for Amgen to overcome these issues, we significantly reduced our position because Aranesp represents such a large portion of the company’s revenues.

Drug manufacturer Sepracor and biotech holding Genentech were also disappointing. Sepracor suffered due to a severe reduction in reimbursement for one of its key respiratory products and slower-than-expected growth for insomnia drug Lunesta. Genentech’s stock fell because investors feared that Avastin, its major cancer drug, would generate less-than-expected growth after a key trial showed that a reduced dose was just as effective for lung cancer patients. While we are wary that Avastin could prove to be disappointing, we think that other products and the firm’s research and development efforts are doing well. We believe the stock is as inexpensive as it has been in several years and added to our holdings during the period.

Several financial stocks, including Citigroup, Merrill Lynch, and Countrywide Financial, performed poorly in the first half due to rising interest rates and concerns surrounding credit quality and the subprime mortgage debacle. As noted earlier, our view of the housing market, subprime mortgage quality, and overall credit quality cause us to be cautious. However, that view did not lead us to believe that all financial stocks would under-perform, and several financial stocks were, in fact, solid first-half performers.

Strategy

We target companies with durable, sustainable earnings and cash flow growth. The free cash flow we prize has become even more valuable now that tax laws treat dividends more favorably.

Over the past six months we made substantial additions to existing holdings, including Coach, Electronic Arts, Genentech, Expeditors International, and eBay, as shown in our table of largest purchases on page 6. Merck was our largest purchase and a new holding in the first half of 2007. Merck continues to generate earnings surprises as new products such as diabetes drug Januvia and cervical cancer vaccine Gardasil thrive and expenses are tightly controlled. Schering-Plough, another drug maker, was a large first-half addition that continues to show industry-leading earnings growth due to the strength of their cholesterol-lowering drug franchise.

Our top sales included the elimination of Tyco International, SLM Corporation, Pfizer, and Johnson & Johnson. Tyco had been a good performer but we decided to eliminate the position before it split into three companies. SLM received an acquisition offer from a private capital firm, and we locked in healthy gains on the position (the stock subsequently headed lower as there appears to be a possibility that the offer will be rescinded). Pfizer and Johnson & Johnson were eliminated due to concerns regarding their ability to show consistently strong earnings growth. Our analyst felt that there were several alternatives (including Merck and Schering-Plough and other health care companies) that were more compelling.

Outlook

Stocks have posted strong gains over the past year. Although we anticipated a decline in housing activity and housing prices, the correction could ultimately be worse than our fairly pessimistic view. If the problems in sub-prime mortgages spread, causing broad deterioration in credit quality or a contraction in credit, it would certainly be problematic for the stock market. Energy and commodity prices remain uncooperative, and geopolitical events could rattle the markets. Investors are also fixated on the Federal Reserve’s commentary. However, in our view, the Fed is unlikely to ease rates over the near term.

We have tried to carefully weigh these risks. We think the housing correction and subprime woes may be stubborn but still manageable in terms of their effect on economic growth. We are not looking for the Fed to cut rates but would also be surprised if rates were hiked significantly. Ultimately, we feel the prospects for corporate earnings growth and relatively stable interest rates are favorable. Valuations are clearly not as supportive as they were six or 12 months ago, given the recent gains. However, we think that high-quality, consistent-growth companies appear attractive. We believe a solid case can be made for investing in U.S. stocks for the following reasons:

1. Earnings growth remains strong at many high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth.

2. The stocks of many consistent-growth companies remain reasonably valued despite the recent market rebound.

3. Companies have reduced expenses significantly. Consequently, a continued pickup in revenue growth could result in strong profit growth.

4. Many of our holdings generate significant free cash flow, and free cash flow margins are at multi-decade highs. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns while managing risk by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
Chairman of the fund’s Investment Advisory Committee

Thomas J. Huber
Investment Advisory Committee Member

July 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price to its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Core Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2007 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Core Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 30, 2003. The fund seeks to provide long-term capital growth through investments in the common stocks of large-cap growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2007.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $8,976,000 and $25,715,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $77,000 of realized losses recognized for financial reporting purposes in the year ended December 31, 2006, were recognized for tax purposes on January 1, 2007. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2006, the fund had $151,000 of unused capital loss carryforwards, that expire in 2013.

At June 30, 2007, the cost of investments for federal income tax purposes was $25,157,000. Net unrealized gain aggregated $7,492,000 at period-end, of which $7,559,000 related to appreciated investments and $67,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2011. Pursuant to this agreement, management fees in the amount of $72,000 were waived and expenses in the amount of $19,000 were reimbursed by the manager during the six months ended June 30, 2007. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $318,000 remain subject to repayment by the fund at June 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $49,000 for Price Associates and $0 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $7,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $599,000 and $378,000, respectively.

As of June 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 204,116 shares of the fund, representing 9% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that, based on the profitability data it reviewed, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007